1 42nd Annual J.P. Morgan Healthcare Conference Developing and Delivering Next Generation Therapies that Improve the Lives of People Living with Cancer Wednesday January 10, 1:30 PM PT

2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "will," "expect," "plan," "anticipate," "estimate," "intend,“ “could,” “believe,” “goal,” “projections,” “indicate,” “potential,” “opportunity,” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward- looking statements. Forward-looking statements in this presentation include, but are not limited to, those relating to expectations for the commercial success of COSELA® (trilaciclib), our ability to further develop and expand the use of COSELA in the treatment of extensive-stage small cell lung cancer, the therapeutic potential of trilaciclib in the treatment triple-negative breast cancer and with ADCs, that trilaciclib’s greatest effect is on longer term endpoints including OS, that trilaciclib may improve long-term immune surveillance for additional benefit after treatment, the expectation that achievement of the OS endpoint in the ongoing PRESERVE 2 Phase 3 clinical trial is expected to enable global regulatory submissions in 2024 and beyond, that G1’s cash runway is expected to extend into 2025, that impact from platinum based chemotherapy shortages have begun to abate, global expansion, and that achieving the OS primary endpoint in the Phase 3 TNBC trial may serve as a catalyst for global expansion plans. In addition, COSELA may not achieve the degree of market acceptance for commercial success, the potential to demonstrate trilaciclib + gem/carbo as 1L TNBC standard of care, and the impact of pandemics such as COVID-19 (coronavirus), are based on our expectations and assumptions as of the date of this presentation. Each of these forward-looking statements involves risks and uncertainties that may cause our actual results to materially differ from those expressed or implied in such statements. Investors, potential investors, and others should give careful consideration to these risks and uncertainties. Applicable risks and uncertainties are discussed in our filings with the U.S. Securities and Exchange Commission, including the "Risk Factors" sections contained therein and include, but are not limited to, our ability to successfully commercialize COSELA; the dependence on the commercial success of COSELA; our ability to complete clinical trials for, obtain approvals for, and commercialize additional indications of COSELA and any of our product candidates other than COSELA; our initial success in clinical trials may not be indicative of results obtained when these trials are completed or in later stage trials; the inherent uncertainties associated with developing new products or technologies and operating as a commercial-stage company; chemotherapy shortages and market conditions. Except as required by law, we assume no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available. Forward-Looking Statements G1Therapeutics® and G1Therapeutics logo and COSELA® and COSELA logo are trademarks of G1 Therapeutics, Inc. ©2024 G1 Therapeutics, Inc.

3 G1 Therapeutics: Opportunities for Significant Growth • Novel product that provides meaningful patient benefits via transient G1 arrest of HSPC’s and T-Cells • Established U.S. commercial infrastructure with growing revenue in initial ES-SCLC indication • Phase 3 readout provides important potential near-term global commercial opportunity (interim analysis in 1Q) • Robust OS observed in randomized Phase 2 with improvement continuing with subsequent therapies • Phase 2 with sacituzumab govitecan serves as proof-of-concept for trilaciclib in TROP2 ADC combinations • Observing robust safety and tolerability improvements with potential survival benefit • Evaluating additional late-stage studies and conducting research into next generation products • Planning to secure a partner for global expansion following a successful 1L TNBC readout • Anticipated cash runway into 2025 Unique Marketed Product in U.S. with Growing Revenue Potential to Transform 1L TNBC Treatment Opportunity to Improve Safety and Efficacy of Leading ADCs Positioned for Global Expansion and Future Growth Note: HSPC’s: Hematopoietic stem and progenitor cells, ES-SCLC: Extensive Stage Small Cell Lung Cancer, TNBC: Triple negative breast cancer; ADC” antibody-drug conjugate

4 Agenda Unique Marketed Product in U.S. with Growing Revenue Potential to Transform 1L TNBC Treatment Opportunity to Improve Safety and Efficacy of Leading ADCs Positioned for Global Expansion and Future Growth

Trilaciclib Mechanism of Action

Temporarily Blocks Progression through Cell Cycle Via Transient CDK4/6 Inhibition


M
G_2
S
G_1
HSPCs
Myeloid Lineages
Lymphoid Lineages
Transiently arrests HSPCs and T cells in G1 Phase

Potential Benefits

- **Protects Bone Marrow and Immune System from Cytotoxic Damage During Treatment**
- **Improves Long-Term Immune Surveillance for Additional Benefit After Treatment**

G1 THERAPEUTICS

5

6 Potent and selective CDK4 and CDK6 inhibition Unique Product Attributes for Robust Transient G1 Arrest IV administration Short half-life Critical Characteristics of Trilaciclib Enabling Robust Transient G1 Arrest These attributes are critical to maximize the benefits of transient CDK4/6 inhibition Precisely timed effect through rapid IV onset Robust G1 arrest through targeted activity Optimizes ability for T-cells to proliferate

7 1. Based on ~20k patients and $36,600 current WAC pricing for 24 vials of trilaciclib (assumed 4 cycles per patient based on standard 1L ES-SCLC chemotherapy regimens) 2. According to active prescriber data from internal ATU Tracking Studies, Q3 2023, which is further supported by Real World Evidence 3. Prescriber data from internal ATU Tracking Studies, Q3 2023 Meaningful opportunity to continue growing share in $700M+ U.S. ES-SCLC market, with high levels of satisfaction expressed by existing prescribers ~20K ES-SCLC Patients in U.S. Receive Indicated Chemotherapy $700M+ Market Opportunity1 Satisfaction with COSELA® (trilaciclib)3 91% 86% 5% 14% 4% 0% 25% 50% 75% 100% % of Oncologists % of NP/PAs Very Satisfied / Satisfied Neutral Very Dissatisfied / Dissatisfied ~10% Current Market Penetration High satisfaction among active prescribers driven by fewer hospitalizations and protection of multiple cell lineages2 Potential for Strong Growth within U.S. ES-SCLC Market

COSELA U.S. Growth Regained Momentum in 4Q23

2023 Quarterly COSELA Vial Volume and Growth in U.S.



Vial Volume
+21%
+4%
+3%
+ 19%
4Q '22
1Q '23
2Q '23
3Q '23
4Q '23

- **Platinum chemotherapy shortage hindered 2Q and 3Q growth**
  - Combination with platinum chemotherapy comprises large portion of COSELA use (~90%)
- **Impact from platinum-based chemotherapy shortages has begun to abate in 4Q**
  - 19% increase in volume over 3Q23
  - >50% increase in volume over 4Q22

COSELA vial volume regained meaningful growth in fourth quarter of 2023 upon easing of platinum chemotherapy shortages

Note: Growth figures above represent sequential quarterly growth

G1 THERAPEUTICS

8

Potential for Future Development and Expansion in ES-SCLC

Expected Future Data in ES-SCLC

	Lurbinectedin Combination (Phase 2)	Topotecan Combination Post-Marketing Study	Real World Evidence
Setting	2L ES-SCLC	2L ES-SCLC	1L/2L ES-SCLC
Combination	Lurbinectedin	Topotecan	Chemotherapy
Target Enrollment	~30 Patients	~300 Patients	NA
Details	Evaluating myeloprotection and efficacy	Evaluating OS	Evaluating OS from U.S. Claims data
Sponsor	UNC Lineberger	G1	G1

Initial Overall Survival Data from Real-World Evidence Study[1]


+ Censored
Trilaciclib
No Trilaciclib
Hazard Ratio: 0.63 (95% CI: 0.35 – 1.14) P=0.13
Survival Probability
1.0
0.8
0.6
0.4
0.2
0.0
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25
Months from index

Number at Risk

Months	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25
No Trilaciclib	7514	7514	6819	6081	5353	4646	3995	3422	2930	2494	2146	1819	1521	1283	1078	906	750	632	495	391	298	191	80	3	0	
Trilaciclib	100	100	82	58	43	26	18	10	3	1	1	1	0													

Ongoing clinical studies and real-world-evidence will help guide future development and expansion efforts in ES-SCLC

1. Gajra et al., presented at October 2023 ASCO Quality Care Symposium

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10 Agenda Unique Marketed Product in U.S. with Growing Revenue Potential to Transform 1L TNBC Treatment Opportunity to Improve Safety and Efficacy of Leading ADCs Positioned for Global Expansion and Future Growth

Metastatic TNBC: Important Area of High Unmet Need

U.S. Patient Populations
(U.S. Market Size Estimates)[1]

1L TNBC
9K Treatable Patients
(~$450M Market Opportunity)

2L TNBC
7K Treatable Patients
(~$350M Market Opportunity)

3L TNBC
5K Treatable Patients
(~$250M Market Opportunity)

Metastatic TNBC is an aggressive cancer with limited treatment options

Cytotoxic therapy remains SoC (+/- immunotherapy based on subpopulation)

Trilaciclib demonstrated broad benefit in 1L/2L/3L TNBC randomized Phase 2

- Benefit observed across PD-L1+ and PD-L1- subpopulations
- Granted Fast Track Designation by FDA for locally advanced or metastatic TNBC

Potential for trilaciclib to transform treatment in metastatic TNBC

G1 THERAPEUTICS

1. Based on Clarivate DRG data, primary market research, and internal analysis to estimate the addressable U.S. population in 2024
2. Market size estimates based on $48,700 current WAC pricing for 32 vials of trilaciclib (mean of ~8 cycles of trilaciclib received in prior mTNBC Phase 2 study)

11

12 Observed Robust OS Improvement in Randomized Phase 21 1. Tan et al., Clin Cancer Res (2022) 28 (4): 629-636 2. Patients randomized to receive gem/carbo chemotherapy only (Group 1) or gem/carbo plus one of two dosing schedules of trilaciclib: trilaciclib administered on the day of chemotherapy (Group 2) or trilaciclib administered the day prior to and the day of chemotherapy (Group 3). Patients in the trilaciclib arms had ~60-70% reduction in the risk of all cause death Treatment Group2 Median OS, months Hazard Ratio (95% CI) P Value Group 1: (gem/carbo) 12.6 - - Group 2: (gem/carbo + trilaciclib) Not Reached 0.31 (0.15-0.63) 0.0016 Group 3: (gem/carbo + trilaciclib) 17.8 0.40 (0.22-0.74) 0.0004 Overall Survival in Intent-to-Treat Population1 Group 1 (gem/carbo)2 Group 3 (trilaciclib + gem/carbo)2 Group 2 (trilaciclib + gem/carbo)2

13 Overall Survival Most Significant Effect 1. Tan et al., Clin Cancer Res (2022) 28 (4): 629-636 2. Patients randomized to receive gem/carbo chemotherapy only (Group 1) or gem/carbo plus one of two dosing schedules of trilaciclib : trilaciclib administered on the day of chemotherapy (Group 2) or trilaciclib administered the day prior to and the day of chemotherapy (Group 3). <0.0001 0.1291 0.1859P-Values 29% 44% 0% 25% 50% 75% 100% Best Overall Response R es po ns e R at e Group 1 Group 2 + Group 3 (trilaciclib arms) Trilaciclib demonstrated the most robust effect on OS, consistent with its ability to protect the immune system and improve long-term immune surveillance 12.6 5.7 19.8 9.0 0 5 10 15 20 Overall Survival Progression Free Survival M on th s

14 OS Improvement Observed Across PD-L1 Subpopulations Overall Survival for Patients with PD-L1 Positive Tumors Overall Survival for Patients with PD-L1 Negative Tumors 1. Tan et al., Clin Cancer Res (2022) 28 (4): 629-636 OS improvement observed regardless of patients’ tumor PD-L1 status Chemo (Group 1) Trilaciclib (Groups 2 / 3) Patients (n) 17 32 Median OS (months) 10.5 32.7 HR 0.34 P value 0.004 Chemo (Groups 1) Trilaciclib (Groups 2 / 3) Patients (n) 10 26 Median OS (months) 13.9 17.8 HR 0.48 P value 0.093

15 OS Increased Over Time with Subsequent Therapies Patients Receiving Subsequent Therapies1 Statistically significant; p=0.001 Patients Not Receiving Subsequent Therapies1 OS benefit continued to increase in the trilaciclib arm as patients received subsequent therapies 20 20 18 14 11 8 5 3 3 0 43 43 39 35 34 30 26 21 17 14 6 2 0 Patients at risk, n Chemo (Group 1): Any SACT Trila (Groups 2/3): Any SACT Patients at risk, n Chemo (Group 1): No SACT Trila (Groups 2/3): No SACT 14 6 3 2 2 1 1 0 25 23 15 6 5 5 3 3 3 1 0 Trila (Groups 2/3): Any SACT Median OS = 32.7 Chemo (Group 1): Any SACT Median OS = 12.8 Pr ob ab ili ty o f O ve ra ll Su rv iv al Time Since Randomization (Months) Time Since Randomization (Months) 0 3 6 9 12 15 18 21 24 27 30 33 36 0 3 6 9 12 15 18 21 24 27 30 1.0 0.8 0.6 0.4 0.2Pr ob ab ili ty o f O ve ra ll Su rv iv al 1.0 0.8 0.6 0.4 0.2 Trila (Groups 2/3): No SACT Median OS = 9.4 Chemo (Group 1): No SACT Median OS = 5.4 Note: SACT: Subsequent Anti-Cancer Therapy. 1. Goel S, Patients with Metastatic Triple-Negative Breast Cancer who Receive trilaciclib prior to cytotoxic chemotherapy exhibit improved survival after receiving subsequent anticancer therapy, San Antonio Breast Cancer Symposium (SABCS), December 5-9, 2023, PO2-06-12.

16 OS from Start of Subsequent Therapy Exceeds Benchmarks Median OS of 14 months from the start of subsequent 2L+ chemotherapy compares favorably to control and historical benchmarks Subsequent Therapy Administered in Phase 2 (2L+ TNBC) Median OS1 (months) Chemotherapy (Groups 2 / 3 – prior trilaciclib) 14.0 Chemotherapy (Group 1 – no prior trilaciclib) 5.8 Historical Benchmarks from ASCENT (2L+ TNBC) Median OS2 (months) Sacituzumab govitecan (“SG”) 12.1 Chemotherapy 6.7 1. Goel S, Patients with Metastatic Triple-Negative Breast Cancer who Receive trilaciclib prior to cytotoxic chemotherapy exhibit improved survival after receiving subsequent anticancer therapy, San Antonio Breast Cancer Symposium (SABCS), December 5-9, 2023, PO2-06-12. 2. ASCENT data for patients in ASCENT Phase 3 study without brain metastases (from A Bardia, et al., Sacituzumab Govitecan in Metastatic Triple-Negative Breast Cancer, N Engl J Med 2021; 384:1529-1541). Groups 2/3 (Prior Trilaciclib): Median OS = 14.0 Group 1 (No Prior Trilaciclib): Median OS = 5.8 20 18 9 5 4 3 0 43 38 33 26 18 15 12 9 4 3 2 0 Pr ob ab ili ty o f O ve ra ll Su rv iv al Patients at risk, n Group 1: Groups 2/3: Time Since Start of First SACT (Months) 0 3 6 9 12 15 18 21 24 27 30 33 36 1.0 0.8 0.6 0.4 0.2 0.0 Overall Survival from Start of First Subsequent Therapy1 Statistically significant; p=0.001

Ongoing 1L TNBC Phase 3 Builds Upon Phase 2 Results

Evaluating 1L TNBC patients with PD-L1 positive and negative tumors


1L TNBC
Randomization 1:1
Treatment Phase
Placebo + gem/carbo on Days 1 and 8 every 21 days until progression trilaciclib + gem/carbo on Days 1 and 8 every 21 days until progression
Survival
Every 3 months

PRIMARY ENDPOINT:
Overall Survival

SECONDARY ENDPOINTS:
PFS, ORR, PRO, myeloprotection measures

STATUS:
174 Patients Enrolled in mITT[1]
Interim OS Analysis in Q1 2024

Potential to demonstrate trilaciclib + gem/carbo as 1L TNBC standard of care with meaningfully improved OS continuing to increase with subsequent therapies

G1 THERAPEUTICS

1. mITT is an adjusted Intent to Treat population for the removal of 13 patients that were enrolled in the study from Ukraine.

17

18 Agenda Unique Marketed Product in U.S. with Growing Revenue Potential to Transform 1L TNBC Treatment Opportunity to Improve Safety and Efficacy of Leading ADCs Positioned for Global Expansion and Future Growth

19 Clinical Rationale for Combining Trilaciclib with ADCs Improve Safety and Tolerability Improve Long-term Immune Surveillance Protect Immune System Function 1 2 3 Increase immune system’s ability to recognize and eliminate tumor cells (enhance long-term outcomes following ongoing and subsequent therapies) Minimize long-term damage to immune system from cytotoxic payloads (maintain T cell populations responsible for long-term anti-tumor immunity) Reduce myelotoxicity and diarrhea associated with leading TROP2 ADCs (improve tolerability profiles and enable expansion into earlier stage settings) Potential for trilaciclib to meaningfully improve efficacy and safety of leading ADCs

2L+ TNBC in Combination with SG (“ADC Study”)

Evaluating synergistic combo potential of trilaciclib and sacituzumab govitecan

Single Arm:
2L/3L TNBC



Treatment Phase
Survival
Cycle X
Day 1
trilaciclib + SG
Cycle X
Day 8
trilaciclib + SG
Cycle X
Day 21
Every 3 months
Patients Treated Until Progression

PRIMARY ENDPOINT:
PFS

SECONDARY ENDPOINTS:
OS, ORR, CBR, myeloprotection measures

PATIENTS ENROLLED:
30 participants

Strong clinical rationale underlying a trilaciclib + TROP2 ADC combination

G1 THERAPEUTICS

20

21 ADC Study Safety and Tolerability Meaningful reduction in on-target adverse events compared to SG historical data 1. Trilaciclib + SG data from 2Jan2024 data cut; median number of cycles received 6 with 3 patients remaining on study drug 2. ASCENT data for patients in ASCENT Phase 3 study without brain metastases (from A Bardia, et al., Sacituzumab Govitecan in Metastatic Triple-Negative Breast Cancer, N Engl J Med 2021; 384:1529-1541). 65% 64% 34% 6% 5% 37% 40% 13% 3% 0% 0% 20% 40% 60% 80% Diarrhea Neutropenia Anemia Febrile Neutropenia Thrombocytopenia Patients with Any Grade TEAE SG in ASCENT (n=258) Trilaciclib + SG (n=30) 52% 11% 8% 6% 2% 23% 7% 3% 3% 0% 0% 20% 40% 60% 80% Neutropenia Diarrhea Febrile Neutropenia Anemia Thrombocytopenia Patients with Grade ≥ 3 TEAE SG in ASCENT (n=258) Trilaciclib + SG (n=30)

ADC Study Preliminary Efficacy Metrics[1]

	ORR	Median PFS	Clinical Benefit[1]	Median OS
Trilaciclib + SG	23%	4.1 months	47%	17.9 months[2]
SG (Historical from ASCENT[3])	35%	5.6 months	45%	12.1 months

Note: Patients in ongoing ADC Study have relatively similar baseline characteristics as ASCENT with exception of greater prior PD-L1 inhibitor treatment (73% in ongoing ADC study vs. 29% in ASCENT)

Largest benefit expected in OS, consistent with MOA and previous data

Median overall survival for Trilaciclib + SG currently 17.9 months

G1 THERAPEUTICS

1. Clinical Benefit calculated as confirmed responses + partial responses + stable disease for at least 6 months
2. Data cutoff for trilaciclib + SG: 4Jan2024 (*OS data not mature*)
3. ASCENT data for patients in ASCENT Phase 3 study without brain metastases (from A Bardia, et al., Sacituzumab Govitecan in Metastatic Triple-Negative Breast Cancer, N Engl J Med 2021; 384:1529-1541).

22

23 1. Data cutoff for trilaciclib + SG: 4Jan2024 (*OS data not mature*) ADC Study Preliminary OS (Kaplan-Meier)1 Encouraging OS trend with estimated 12-month survival currently 59%; next OS data cut expected mid-2024 Number at risk 30 29 26 22 14 9 4 2 0 Estimated 12-month survival currently 59% Median OS: 17.9 months (Not Mature)

24 Agenda Unique Marketed Product in U.S. with Growing Revenue Potential to Transform 1L TNBC Treatment Opportunity to Improve Safety and Efficacy of Leading ADCs Positioned for Global Expansion and Future Growth

25 Trilaciclib Well Positioned Across TNBC Treatment Settings Existing trilaciclib data and ongoing studies to provide roadmap for future commercialization and additional late-stage development opportunities Neoadjuvant / Adjuvant Post-Neoadjuvant (pCR Failures) Earlier Stage TNBC Metastatic TNBC 1L TNBC 2L+ TNBC Trila + Gem/Carbo + pembro Phase 22 Proof of Concept Demonstrated Trila + TAC + pembro Phase 21 Trila + TROP2 ADC Phase 2 1. Proof of concept demonstrated in neoadjuvant TNBC patients with PD-L1 positive tumors (given encouraging pCR data in this subpopulation) 2. Phase 2 Investigator Sponsored Study conducted by Atrium Health Levine Cancer Institute Current Ongoing Studies Trila + Gem/Carbo Phase 2 Trila + Gem/Carbo Phase 3 Trila + TROP2 ADC (based on safety data)

26  Intentionally did not submit filings outside the U.S. and China prior to efficacy data  TNBC data expected to enable reimbursement in these other territories  Planning for partnership discussions following successful Ph3 readout Global Opportunities to be Pursued through Partnership Anticipate successful 1L TNBC data to be catalyst for global expansion plans

Efficiently Managing Capital with Cash Runway into 2025

Key Capital Allocation Actions Taken in 2023

Reduced Operating Expenses

- Reduced headcount / identified savings
- 2023 op-ex over 30% lower than 2022

Strengthened Balance Sheet

- Received $27M in net proceeds in sale of Greater China royalties[1]
- Potential for additional $18M related to NDA filing / approval of TNBC in China[2]

Increased Financial Flexibility

- Reduced existing debt outstanding from $75M to $50M
- Amended loan agreement to alleviate more restrictive cash covenants[3]

Ended year with increased flexibility and ~$82M in cash, cash equivalents, and marketable securities

Anticipate cash runway into 2025

G1 THERAPEUTICS

1. Received $27M in net proceeds after local withholding taxes from partner in China (Simcere) in exchange for relieving them of future royalty payments on sales in Greater China.
2. Potential to receive additional $18M in milestones from Simcere pending NDA filing and approval of a TNBC indication for trilaciclib in China.
3. Amended existing loan agreement with Hercules Capital by lowering minimum cash covenant and removing existing revenue covenant (in exchange for a conditional borrowing base limit)

27

28 Long-Term Growth Potential G1 Focus and Long-Term Vision Initial commercial engine for U.S. region Potential for category leadership across space Meaningful growth area for further expansion Next Gen Products Commercial and pipeline expansion opportunities Maximize Exciting COSELA (trilaciclib) Franchise Expand Portfolio with Complementary Assets1 2 ES-SCLC TNBC ADC Combinations Business Development Leverage learnings for compound discovery

29 Appendix

Recent 2023 Presentations Highlight Benefit of Trilaciclib

American Society of Clinical Oncology (ASCO)
- Reduces adverse events related to ADC
- Immune-mediated MOA protects immune system from ADC damage

European Society for Medical Oncology (ESMO)
- MOA may improve immune surveillance

San Antonio Breast Cancer Symposium (SABCS)
- Highlights clinical impact of trilaciclib MOA
- Patients receiving trilaciclib + chemotherapy prior to subsequent anticancer experience improved survival compared to chemo alone

ASCO Quality Care Symposium (ASCO QC)
- Improved survival in SCLC patients (HR 0.63)
- Odds of severe myelosuppression reduced by >70%
- Lower rate of hospitalizations

International Society for Pharmacoeconomics and Outcomes Research (ISPOR)
- Consistent risk of myelosuppression after chemo among patients with SCLC

Medical Meeting Presentations Reinforce Significant Potential for Trilaciclib

G1 THERAPEUTICS
30

31 2L+ TNBC (“ADC Study”) Patient Baseline Characteristics Characteristic Trilaciclib (n=30) SG in ASCENT (n=235) Median age, years (range) 56 (30 – 75) 54 (29 – 82) Female, n (%) 30 (100) 233 (99) Race, n (%) White 26 (87) 188 (80) Black or African American 3 (10) 28 (12) Asian 1 (3) 9 (4) ECOG PS, n (%) 0 20 (67) 108 (46) 1 10 (33) 127 (54) Stage at Screening, n (%) Locally advanced 2 (7) NA Metastatic 28 (93) NA TNBC at diagnosis, n (%) 20 (67) 165 (70) PD-L1 Status, n (%) Positive 19 (63) NA Negative 8 (27) NA BRCA 1/2 mutation status, n (%) Negative 17 (57) 133 (57) Positive 6 (20) 16 (7) Median previous anticancer regimens, n 3 3 Prior PD-(L)1 treatment, n (%) 22 (73) 67 (29)